Exhibit 99.2

Q1 2022 Earnings Organon

Disclaimer statement

This text should be viewed in conjunction with Organon's Q1 2022 earnings call

Safe Harbor for Forward-Looking Statements

Except for historical information herein, this presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management's expectations about Organon's future financial performance and prospects. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. Risks and uncertainties include, but are not limited to, an inability to execute on our business development strategy or realize the benefits of our planned acquisitions; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of the ongoing COVID-19 pandemic and emergence of variant strains; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances; new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company's ability to accurately predict its future financial results and performance; the company's ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties developing and sustaining relationships with commercial counterparties; dependence on the effectiveness of the company's patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company's filings with the Securities and Exchange Commission (SEC), including the company's Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent periodic filings, available at the SEC's Internet site (www.sec.gov).

2

ORGANON™

Disclaimer statement, cont. Non - GAAP Information This presentation contains “non - GAAP financial measures,” which are financial measures that either exclude or include amounts th at are not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally acce pte d accounting principles (“GAAP”). Specifically, the company makes use of the non - GAAP financial measures Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the com pan y’s GAAP financial statements. The company believes that these non - GAAP financial measures help to enhance an understanding of the company’s financial performance. However, the presentation of these measures has limitations as an analytical tool and should no t be considered in isolation, or as a substitute for the company’s results as reported under GAAP. Because not all companies use i den tical calculations, the presentations of these non - GAAP measures may not be comparable to other similarly titled measures of other com panies. You should refer to the appendix of this presentation relevant definitions and reconciliations of non - GAAP financial measures contai ned herein to the most directly comparable GAAP measures. In addition, the company’s full - year 2022 guidance measures (other than revenue) are provided on a non - GAAP basis because the company is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expenses, stock - based compensation and other items not reflective of the company's ongoing operations. The company uses non - GAAP financial measures in its operational and financial de cision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful rep resentation of the underlying operating performance of the business. 3

First quarter 2022 highlights 4 • Double digit growth in Biosimilars and Fertility • Capitalizing on opportunities in Established Brands • Continued business development with license for Xaciato TM • $1,567 million Revenue • $647 million Adjusted EBITDA • $1.65 Adjusted EPS from continuing operations

Established Brands sizeable and stable base of revenue $ mil 5

Building a Women's Health portfolio

Entered into licensing agreement for ***Xaciato***™ March 2022	**Bacterial Vaginosis** **FDA-approved** for BV in females 12 and over, the most common cause of vaginitis worldwide estimated to affect **approximately 21 million women in the U.S.**[(1)]
Marvelon™ **and** ***Mercilon***™ February 2022	**Contraception** **Expanding contraception portfolio** by recapturing commercial rights to certain currently marketed products in Asia
Acquisition of Forendo Pharma December 2021	**Endometriosis** Affects up to **170 million patients**, or up to 10% of women of reproductive age
Licensing of investigational ebopiprant, being studied in pre-term labor July 2021	**Pre-term labor** **15 million babies (11.1% of all live births)** born pre-term every year [(2)]
Acquisition of Alydia Health/JADA® System June 2021	**Postpartum hemorrhage** One of the most common complications of birth, requiring pharmacologic treatment in up to **10% of mothers** [(3)]

[(1)] *Centers for Disease Control and Prevention Bacterial Vaginosis CDC Fact Sheet; https://www.cdc.gov/std/bv/stdfact-bacterial-vaginosis.htm*
[(2)] *WHO Key Facts, 2018: https://www.who.int/news-room/fact-sheets/detail/preterm-birth*
[(3)] *Widmer M et al. "Heat-Stable Carbetocin versus Oxytocin to Prevent Hemorrhage after Vaginal Birth." N Engl J Med 2018; 379:743-752*

6

ORGANON™

Q1 revenue: volume growth more than offset LOE, price



+4% reported +8% ex-FX
$ mil
1,506
~30
~0
~30
~210
~30
~60
1,567
Q1 2021
LOE (1)
VBP (2)
Price
Volume
Supply/Other (3)
FX
Q1 2022

(1) *LOE = Loss of Exclusivity*
(2) *VBP = Volume-Based Procurement*
(3) *Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts from pre-spin revenue hedging activities.*

7

ORGANON™

Strong ex - US performance $ mil Q1 - 22 Q1 - 21 (pre - spin) Actual VPY Ex FX VPY Europe and Canada 436 434 — 8% United States 329 351 (6)% (6)% Asia Pacific and Japan 314 278 13% 22% China 236 206 15% 13% Latin America, Middle East, Russia and Africa 209 167 25% 34% Other (1) 43 70 (39)% (39)% Total Revenue 1,567 1,506 4% 8% 8 ~80% of sales generated ex - US (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts from pre - spin revenue hedging activities.

Women’s Health Women’s Health Revenues $ mil Q1 - 2022 Q1 - 2021 Act VPY Ex FX VPY Top Contraception Products Nexplanon ® 171 183 (7)% (5)% NuvaRing ® 41 45 (10)% (6)% Cerazette Œ 18 17 5% 11% Top Fertility Products Follistim ® 61 52 17% 20% Ganirelix Acetate Injection 30 29 2% 6% Other Women's Health products 57 73 (21)% (18)% Total Women's Health 378 399 (5)% (3)% 9 • Double digit fertility growth in Q1 • Q1 Nexplanon sales were impacted by customer buying patterns • Positive demand trends for Nexplanon ; expect double digit growth for full year 2022 Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Biosimilars Biosimilars Revenues $ mil Q1 - 2022 Q1 - 2021 Act VPY Ex FX VPY Renflexis ® 46 38 21% 21% Ontruzant ® 22 22 — 5% Brenzys Œ 14 10 40% 44% Aybintio Œ 10 8 26% 37% Hadlima Œ 6 2 NM NM Biosimilars 99 81 22% 25% 10 • Double digit growth for Renflexis • Ontruzant growth in US tempered by EU competition; approved in Canada • US demand for biosimilars continues to grow Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Revenue up/down Established brands Revenues $ mil Q1 - 2022 Q1 - 2021 Act VPY Ex FX VPY Cardiovascular 410 389 5% 11% Respiratory 305 236 29% 35% Non - Opioid Pain, Bone & Dermatology 201 181 11% 18% Other 136 152 (10)% (6)% Total Est. Brands 1,053 957 10% 15% 11 • Limited LOE impact in Q1; no VBP impact • Benefits from one - time items • Improved outlook for 2022 Totals may not foot due to rounding .

Timing of spend benefits Q1 Adj. EBITDA margin $ mil Q1 - 22 Q1 - 21 (pre - spin) Actual VPY Revenue 1,567 1,506 4% Cost of sales 561 591 (5)% Gross profit 1,006 915 10% Non - GAAP Adjusted Gross profit (1) 1,042 937 11% Selling, general, and administrative 371 382 (3)% Research and development 96 67 43% Adjusted EBITDA (2) 647 566 14% Net income, continuing operations (3) 348 395 (12)% Diluted EPS 1.36 1.56 (13)% Non - GAAP Adjusted net income, continuing operations (3) 420 451 (7)% Non - GAAP Adjusted diluted EPS 1.65 1.78 (7)% 12 (1) See Slide 19 of this presentation for a reconciliation of Gross Profit to Adjusted Gross Profit. (2) See Slides 20 of this presentation for a reconciliation of EBITDA and Adjusted EBITDA measures. (3) See Slides 21 of this presentation for a reconciliation of Net Income from continuing operations to Adjusted net income from c ontinuing operations. Gross margin 64.2% 60.8% Non - GAAP Adjusted Gross margin (1) 66.5% 62.2% Adjusted EBITDA margin (2) 41.3% 37.6%

13 $ mil Net leverage ratio ~3.6x Debt capitalization as of March 31, 2022 June 30, 2021 September 30, 2021 December 31,2021 March 31, 2022 Reported cash and cash equivalents 730 1,008 737 694 Cash for IOM - exit inventory (1) (400) (320) (0) (0) Cash available to Organon 330 688 737 694 Gross Debt (2) 9,348 9,298 9,134 9,094 Net Debt (2) 9,018 8,610 8,397 8,400 (1) Organon’s starting cash balance at spin included $400 million from Merck & Co., Inc., Rahway, NJ, USA which was used for the pur chase of inventory upon exit of certain Interim Operating Model arrangements. (2) Debt figures are net of discounts and unamortized fees of $135 million, $130 million, $124 million, and $119 million as of Ju ne 30, 2021, September 30, 2021, December 31, 2021, and March 31, 2022, respectively.

$ mil 14 Revenue drivers consistent with previous guidance (1) (2) $6,304 $6,100 – $6,400 ~(100) ~(100) ~(200) +600 − +700 (50 − 100) (200 − 300 ) FX ~300 - 475 bps headwind to growth in 2022 (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts from pre - spin revenue hedging activities. (2) Based on 2021 performance and April month end spot rates for 2022.

Affirming full year 2022 financial guidance 15 $M, provided on a Non - GAAP basis, except Revenue Guidance provided February 17, 2022 Guidance provided as of May 5, 2022 Revenue $6,100 - $6,400 Unchanged Adjusted gross margin Mid - 60% range Unchanged SG&A (as % of revenue) Mid - 20% range Unchanged R&D (as % of revenue) Mid - upper single - digit Unchanged Adjusted EBITDA margin 34% - 36% Unchanged Interest expense ~$400 Unchanged Depreciation $100 - $115 Unchanged Effective non - GAAP tax rate 17.5% - 19.5% Unchanged Fully diluted weighted avg. shares outstanding ~255M Unchanged

Q&A

Appendix

Established Brands exceptional Q1 performance $ mil Q1 - 2022 Q1 - 2021 (pre - spin) Actual VPY Ex FX VPY Women’s Health 378 399 (5)% (3)% Biosimilars 99 81 22% 25% Est. Brands 1,053 957 10% 15% Other (1) 37 69 (45)% (46)% Total Revenue 1,567 1,506 4% 8% 18 (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts from pre - spin revenue hedging activities.

Gross margin reconciliation $ mil Q1 - 2022 Q1 - 2021 (pre - spin) Revenue 1,567 1,506 Cost of sales 561 591 Gross Profit 1,006 915 Gross Margin 64.2% 60.8% Amortization 28 20 One - time costs (1) 5 — Stock - based compensation 3 2 Non - GAAP Adjusted Gross Profit (2) 1,042 937 Non - GAAP Adjusted Gross Margin 66.5% 62.2% 19 (1) One - time costs for the three months ended March 31, 2022 primarily include costs to stand up the Company. (2) Non - GAAP Adjusted Gross Profit is calculated by excluding amortization, one - time costs, and the portion of stock - based compensa tion expense allocated to Cost of sales.

Income from continuing operations before tax to Adjusted EBITDA $ mil Q1 - 2022 Q1 - 2021 (pre - spin) Income from continuing operations before income taxes 442 467 Depreciation 25 18 Amortization (1) 28 20 Interest expense 97 — EBITDA 592 505 Restructuring costs — 1 One - time costs (2) 40 49 Acquired in - process research and development — — Stock - based compensation 15 11 Adjusted EBITDA 647 566 Adjusted EBITDA margin 41.3% 37.6% 20 (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon. For the three months ended March 31, 2022, approximately $25 million of the one - time costs are recorded in Selling, general and administrative expenses, $6 million are recorded in Other (income) expense, $5 mil lio n are recorded in Cost of sales, and $4 million are recorded in Research and development. For the three months ended March 31, 2021, $49 million of the one - time costs are classifie d in Selling, general and administrative expenses.

Income from continuing operations before tax to Adjusted Net Income $ mil (except EPS) Q1 - 2022 Q1 - 2021 (pre - spin) Income from continuing operations before income taxes 442 467 Amortization (1) 28 20 Restructuring costs — 1 One - time costs (2) 40 49 Acquired in - process research and development — — Stock - based compensation 15 11 Total Adjustments 83 81 Non - GAAP pre - tax income from continuing operations 525 548 Taxes on income as reported in accordance with GAAP 94 72 Tax benefit on adjustments 14 15 Tax (deduction)/benefit on GAAP - only discrete items (3) 10 Non - GAAP adjusted taxes on income 105 97 Non - GAAP adjusted net income, continuing operations 420 451 Non - GAAP adjusted net income, continuing operations per diluted share 1.65 1.78 21 (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon. For the three months ended March 31, 2022, approximately $25 million of the one - time costs are recorded in Selling, general and administrative expenses, $6 million are recorded in Other (income) expense, $ 5 m illion are recorded in Cost of sales, and $4 million are recorded in Research and development. For the three months ended March 31, 2021, $49 million of the one - time costs a re classified in Selling, general and administrative expenses.

In-process R&D recast – Income from continuing operations before tax to Adjusted EBITDA

Organon & Co.
Reconciliation of GAAP Income from Continuing Operations Before Income Taxes to Adjusted EBITDA
($ in millions)

$ mil	Q1 2021	Q2 2021	Q3 2021			Q4 2021			FY 2021		
	As Reported and Recast[4]	As Reported and Recast[4]	As Reported	Impact of Non-GAAP Reporting Changes	Recast	As Reported	Impact of Non-GAAP Reporting Changes	Recast	As Reported	Impact of Non-GAAP Reporting Changes	Recast
Income from continuing operations before income taxes	$ 467	$ 437	$ 389	$ —	$ 389	$ 236	$ —	$ 236	$ 1,529	$ —	$ 1,529
Depreciation	18	21	25	—	25	28	—	28	92	—	92
Amortization [1]	20	22	27	—	27	34	—	34	103	—	103
Interest expense	—	62	98	—	98	98	—	98	258	—	258
EBITDA	$ 505	$ 542	$ 539	$ —	$ 539	$ 396	$ —	$ 396	$ 1,982	$ —	$ 1,982
Restructuring costs	1	1	1	—	1	—	—	—	3	—	3
One-time costs [2]	49	66	56	—	56	59	—	59	231	—	231
Acquired in-process research and development [3]	—	—	25	(25)	—	79	(79)	—	104	(104)	—
Stock-based compensation	11	18	15	—	15	15	—	15	59	—	59
Adjusted EBITDA	$ 566	$ 627	$ 636	$ (25)	$ 611	$ 549	$ (79)	$ 470	$ 2,379	$ (104)	$ 2,275

[1] *Amortization in all periods is included in Cost of sales.*
[2] *One-time costs primarily include costs incurred in connection with the spin-off of Organon as well as acquisition related costs. Refer to the Company's previously filed Current Reports on Form 8-Ks for a further description of these costs for each reported period.*
[3] *Costs represent upfront licensing payment associated with ObsEva of $25 million during the third quarter of 2021 and Forendo of $79 million in the fourth quarter of 2021, which were recorded in Research and development expense.*
[4] *The change does not affect the previously reported Adjusted EBITDA results for the first and second quarter of 2021 as there were no adjustments which affected either of the periods.*

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ORGANON™

In-process R&D recast – Income from continuing operations before income tax to Non-GAAP Adjusted net income

Organon & Co.

Reconciliation of GAAP Income from Continuing Operations Before Income Taxes to Non-GAAP Adjusted Net Income

($ in millions, except per share amounts)

$ mil	Q1 2021	Q2 2021	Q3 2021			Q4 2021			FY 2021		
	As Reported and Recast[5]	As Reported and Recast[5]	As Reported	Impact of Non-GAAP Reporting Changes	Recast	As Reported	Impact of Non-GAAP Reporting Changes	Recast	As Reported	Impact of Non-GAAP Reporting Changes	Recast
Income from continuing operations before income taxes	$ 467	$ 437	$ 389	$ —	$ 389	$ 236	$ —	$ 236	$ 1,529	$ —	$ 1,529
Adjustments:											
Amortization [1]	20	22	27	—	27	34	—	34	103	—	103
Restructuring costs	1	1	1	—	1	—	—	—	3	—	3
One-time costs [2]	49	66	56	—	56	59	—	59	231	—	231
Acquired in-process research and development [3]	—	—	25	(25)	—	79	(79)	—	104	(104)	—
Stock-based compensation	11	18	15	—	15	15	—	15	59	—	59
Total Adjustments	81	107	124	(25)	99	187	(79)	108	500	(104)	396
Non-GAAP pre-tax income from continuing operations	$ 548	$ 544	$ 513	$ (25)	$ 488	$ 423	$ (79)	$ 344	$ 2,029	$ (104)	$ 1,925
Taxes on income as reported in accordance with GAAP	72	6	66	—	66	34	—	34	178	—	178
Tax benefit on adjustments	15	20	23	(2)	21	35	(17)	18	93	(19)	74
Tax benefit on GAAP-only discrete items [4]	10	81	—	—	—	5	—	5	96	—	96
Non-GAAP adjusted taxes on income	$ 97	$ 107	$ 89	$ (2)	$ 87	$ 74	$ (17)	$ 57	$ 367	$ (19)	$ 348
Non-GAAP adjusted net income, continuing operations	$ 451	$ 437	$ 424	$ (23)	$ 401	$ 349	$ (62)	$ 287	$ 1,662	$ (85)	$ 1,577
Non-GAAP adjusted net income from continuing operations per diluted share	$ 1.78	$ 1.72	$ 1.67	$ (0.09)	$ 1.58	$ 1.37	$ (0.24)	$ 1.13	$ 6.54	$ (0.33)	$ 6.20

[1] Amortization in all periods is included in Cost of sales.

[2] One-time costs primarily include costs incurred in connection with the spin-off of Organon as well as acquisition related costs. Refer to the Company's previously filed Current Reports on Form 8-Ks for a further description of these costs for each reported period.

[3] Costs represent upfront licensing payment associated with ObsEva of $25 million during the third quarter of 2021 and Forendo of $79 million in the fourth quarter of 2021, which were recorded in Research and development expense.

[4] Amounts include a tax benefit of approximately $70 million recorded in the second quarter of 2021 and a tax benefit of $5 million recorded in the fourth quarter of 2021 related to a portion of non-US step up in tax basis as a result of its separation from Merck & Co., Inc., Rahway, NJ, USA.

[5] The change does not affect the previously reported Non-GAAP results for the first and second quarter of 2021 as there were no adjustments which affected either of the periods.

ORGANON™

Number of products 11 5 49 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 24